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                                 RBC FUNDS, INC.

                        SUPPLEMENT DATED FEBRUARY 5, 2003
                 TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
                     THE CLASS A&B SHARES AND CLASS I SHARES
                           EACH DATED AUGUST 30, 2002
                                   (THE "SAI")


                            RBC LARGE CAP EQUITY FUND
                             RBC MID CAP EQUITY FUND
                            RBC SMALL CAP EQUITY FUND
                             RBC QUALITY INCOME FUND
                      RBC NORTH CAROLINA TAX-FREE BOND FUND
                           RBC GOVERNMENT INCOME FUND


The following replaces the section related to the Small Cap Equity Fund's investment policies on page 4:

RBC SMALL CAP EQUITY FUND. RBC Small Cap Equity Fund pursues its objective of long-term capital appreciation by investing normally at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and related equity securities of small companies. Small capitalization companies are defined by the Fund as companies with a market capitalization of less than $3.0 billion at time of investment of its assets. Any remaining Fund assets may be invested in: 1) equity securities of companies with market capitalization of $3.0 billion or more, 2) warrants to purchase common stocks, 3) debt securities convertible into common stocks (see "Convertible Securities"), 4) preferred stock convertible into common stocks, 5) U.S. dollar denominated equity securities of foreign issuers (including sponsored ADRs) (see "Foreign Securities") and 6) REITs (see "Real Estate Investment Trusts"). The Fund invests in equity securities of foreign issuers only if they satisfy in substance the criteria for investing in smaller capitalization stocks set forth in the prospectus.

In addition, the Fund may enter into stock index futures contracts, options on securities, options on futures contracts and forward foreign currency exchange contracts to a limited extent (see "Stock Index Futures Contracts", "Option Writing and Purchasing", "Options on Futures Contracts" and "Forward Foreign Currency Exchange Contracts"). The Fund may also invest in investment companies (see "Investment Companies"), engage in short sales "against the box" transactions (see "Short Sales Against the Box") and lend its portfolio securities (see "Loans of Portfolio Securities"). For temporary defensive purposes during abnormal market or economic conditions, the Fund may invest without limit in debt instruments of the same type, and subject to the same conditions, as the RBC Mid Cap Equity Fund may invest under such circumstances as described in the SAI.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE